UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2009 (December 27, 2009)

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On December 27, 2009, Tower Bancorp, Inc. (“Tower”), parent company of Graystone Tower Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Chester County Corporation (“First Chester”) pursuant to which First Chester will merge with and into Tower (the “Merger”), with Tower being the surviving corporation in the Merger. Upon consummation of the Merger, First National Bank of Chester County (“FNB”), a wholly-owned subsidiary of First Chester, will continue as a separate, wholly-owned subsidiary of Tower. At the effective time of the Merger, the board of directors of Tower will be increased by three (3) directors and three (3) of the current directors of First Chester selected by the board of directors of First Chester, with the approval of Tower’s board of directors, will be added to the board of directors of Tower, to serve as such for no less than three years. The senior management of Tower will remain the same following the Merger.

Under the terms of the Merger Agreement, shareholders of First Chester will receive 0.453 shares of Tower common stock for each share of First Chester common stock they own. The Merger Agreement establishes loan delinquency thresholds and provides for an increase or reduction in the consideration paid by Tower to First Chester shareholders in the event of specified increases or decreases in First Chester’s loan delinquencies prior to closing, as set forth in Exhibit D to the Merger Agreement.

Directors and executive officers of First Chester have entered into Voting Agreements with Tower, substantially in the form of Exhibit A to the Merger Agreement, dated as of December 27, 2009, pursuant to which they have agreed, among other things, to vote all shares of common stock of First Chester owned by them in favor of the approval of the Merger at the special shareholder’s meeting to vote upon the Merger.

Consummation of the Merger is subject to certain terms and conditions, including, but not limited to, receipt of various regulatory approvals and approval by both Tower’s and First Chester’s shareholders and First Chester’s loan delinquencies not exceeding $90 million in the aggregate.

It is expected that the acquisition will be completed in the second quarter of 2010.

The Merger Agreement requires that Graystone Tower Bank, in its capacity as lender, and First Chester, in its capacity as borrower, enter into a modification of that certain loan agreement and related note between First Chester and Graystone Tower Bank dated as of November 20, 2009 (the “Loan Modification Agreement”) pursuant to which Graystone Tower Bank will commit to increase its loan to First Chester from $4 million to up to a maximum of $26 million (the “Loan”), the increased proceeds of which are to be used by First Chester to make a capital contribution to FNB solely for purposes of enabling FNB to satisfy minimum regulatory capital requirements as established by the Office of the Comptroller of the Currency (“OCC”). The Loan, as modified, is a non-revolving one year term loan bearing interest at the rate of 6% per annum, and is secured by a pledge of all of the common stock of FNB. The foregoing summary of the terms of the Loan Modification Agreement is qualified in its entirety by reference to the form of Loan Modification Agreement, which is attached as Exhibit B to the Merger Agreement and is incorporated herein by this reference. The foregoing summary of the terms of the original loan agreement and related documents is qualified in its entirely by reference to the respective terms of the Loan Agreement, Promissory Note, and Stock Pledge Agreement, copies of which were filed as Exhibits 10.1 – 10.3, respectively, of the Current Report on Form 8-K filed by First Chester on November 25, 2009, and are incorporated herein by reference.

As an additional requirement under the Merger Agreement, Graystone Tower Bank and FNB shall enter into a loan participation agreement (“Loan Participation Agreement”) pursuant to which Graystone Tower Bank shall purchase up to $100 million in first lien residential real estate and commercial loan participations acceptable to Graystone Tower Bank, solely for purposes of enabling FNB to satisfy minimum regulatory capital requirements as established by the OCC. The foregoing summary of the terms of the Loan Participation Agreement is qualified in its entirety by reference to the form of Loan Participation Agreement attached as Exhibit C to the Merger Agreement, which is incorporated herein by this reference.

The Merger Agreement contains representations and warranties that the parties made to each other. The assertions embodied in those representations and warranties by each of First Chester and Tower are qualified by information in confidential disclosure schedules delivered together with the Merger Agreement. While Tower does not believe that these schedules contain information that the securities laws require it to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, the representations and warranties should not be relied on as characterizations of the actual state of facts, since they may be modified by the disclosure schedules.

The foregoing summary of the terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed herewith as Exhibit 2.1 and is incorporated herein by this reference.

The press release announcing the proposed Merger is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Other Information

The proposed transaction will be submitted to the shareholders of First Chester and Tower for their consideration and approval. In connection with the proposed transaction, Tower will be filing with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Tower and First Chester. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and First Chester, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc., 112 Market Street, Harrisburg, Pennsylvania 17101, Attention: Brent Smith, Investor Relations, telephone 717-724-4666 or by contacting First Chester Financial Corporation, 9 North High Street, West Chester, Pennsylvania 19381, Attention: John Stoddart, Investor Relations, telephone 484-881-4141. INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Tower, First Chester and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and First Chester shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and First Chester shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Tower’s executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC’s Internet site (www.sec.gov). Information about First Chester’s executive officers and directors is set forth in its most recent proxy statement filed with the SEC, which is available at the SEC’s Internet site. You can also obtain free copies of these documents from Tower or First Chester, as appropriate, using the contact information above.

This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

Item 7.01	Regulation FD Disclosure.

An investor presentation on December 28, 2009, describing the Merger is attached as Exhibit 99.2 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Additionally, on December 28, 2009, in connection with the announcement of the Merger Agreement, Tower distributed to its employees the communication attached hereto as Exhibit 99.3, which is being furnished to the SEC and shall not be deemed “filed” for any purpose

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between First Chester County Corporation and Tower Bancorp, Inc., dated as of December 27, 2009.

10.1	Form of Loan Modification Agreement to be entered into by and between First Chester County Corporation and Graystone Tower Bank (included as Exhibit B to the Agreement and Plan of Merger filed herewith as Exhibit 2.1 of this Current Report on Form 8-K).

10.2	Loan Agreement, dated as of November 20, 2009, by and between First Chester County Corporation and Graystone Tower Bank (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by First Chester County Corporation on November 25, 2009).

10.3	Promissory Note, dated as of November 20, 2009, by First Chester County Corporation in favor of Graystone Tower Bank (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by First Chester County Corporation on November 25, 2009).

10.4	Stock Pledge Agreement, dated as of November 20, 2009, by and between First Chester County Corporation and Graystone Tower Bank (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by First Chester County Corporation on November 25, 2009).

10.5	Form of Loan Participation Agreement to be entered into by and between First National Bank of Chester County and Graystone Tower Bank (included as Exhibit C to the Agreement and Plan of Merger filed herewith as Exhibit 2.1 of this Current Report on Form 8-K).

99.1	Press Release dated December 28, 2009.

99.2	Investor Presentation dated December 28, 2009.

99.3	Employee Communication dated December 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date:	December 28, 2009	By:	/S/ ANDREW S. SAMUEL
Andrew S. Samuel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between First Chester County Corporation and Tower Bancorp, Inc., dated as of December 27, 2009.

10.1	Form of Loan Modification Agreement to be entered into by and between First Chester County Corporation and Graystone Tower Bank (included as Exhibit B to the Agreement and Plan of Merger filed herewith as Exhibit 2.1 of this Current Report on Form 8-K).

10.2	Loan Agreement, dated as of November 20, 2009, by and between First Chester County Corporation and Graystone Tower Bank (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by First Chester County Corporation on November 25, 2009).

10.3	Promissory Note, dated as of November 20, 2009, by First Chester County Corporation in favor of Graystone Tower Bank (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by First Chester County Corporation on November 25, 2009).

10.4	Stock Pledge Agreement, dated as of November 20, 2009, by and between First Chester County Corporation and Graystone Tower Bank (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by First Chester County Corporation on November 25, 2009).

10.5	Form of Loan Participation Agreement to be entered into by and between First National Bank of Chester County and Graystone Tower Bank (included as Exhibit C to the Agreement and Plan of Merger filed herewith as Exhibit 2.1 of this Current Report on Form 8-K).

99.1	Press Release dated December 28, 2009.

99.2	Investor Presentation dated December 28, 2009.

99.3	Employee Communication dated December 28, 2009.